UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2025

Warner Bros. Discovery, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34177

Delaware	35-2333914
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

230 Park Avenue South
New York, New York 10003
(Address of principal executive offices, including zip code)

212-548-5555
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock	WBD	Nasdaq Global Select Market
4.302% Senior Notes due 2030	WBDI30	Nasdaq Global Market
4.693% Senior Notes due 2033	WBDI33	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

Separation Transaction

On June 9, 2025, Warner Bros. Discovery, Inc. (the “Company”) issued a press release announcing its plans to separate the Company, in a tax-free transaction, into two publicly traded companies (such two publicly traded companies, the “WBD Companies”) (the “Separation Transaction”). A copy of the Company’s press release announcing the Separation Transaction is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Tender Offers and Consent Solicitations

On June 9, 2025, the Company issued a press release announcing that its wholly‑owned subsidiaries, Discovery Communications, LLC (“DCL”), WarnerMedia Holdings, Inc. (“WMH”), Warner Media, LLC (“WML”) and Historic TW, Inc. (“TWI” and, together with DCL, WMH and WML, the “Offerors”), have commenced offers to purchase (the “Tender Offers”) substantially all of their outstanding notes and debentures for an aggregate purchase price of up to approximately $14.6 billion, subject to the Pool Tender Caps and Pool Tender SubCaps as described in the press release. In conjunction with the Tender Offers, DCL, WMH and TWI have also commenced solicitations of consents (the “Consent Solicitations”) from holders of substantially all of their outstanding notes and debentures to adopt certain proposed amendments to the indentures governing such notes and debentures. The terms and conditions of the Tender Offers and the Consent Solicitations are set forth in the Offerors’ Offer to Purchase and Consent Solicitation Statement, dated June 9, 2025 (the “Offer to Purchase and Consent Solicitation Statement”), that will be sent to registered holders of the applicable notes and debentures and be posted online at www.dfking.com/WBD. The information contained on this website is not intended to form a part of, or be incorporated by reference into, this Current Report on Form 8-K.

A copy of the Company’s press release announcing the Tender Offers and the Consent Solicitations is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

This Current Report on Form 8-K (including the exhibits attached hereto) is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Tender Offers and the Consent Solicitations are being made only by, and pursuant to the terms of, the Offer to Purchase and Consent Solicitation Statement. The Tender Offers and the Consent Solicitations do not constitute an offer to buy or the solicitation of an offer to sell the notes and debentures described herein in any jurisdiction in which such offer or solicitation is unlawful. The Tender Offers and the Consent Solicitations are void in all jurisdictions where they are prohibited.

Financing

On June 9, 2025, substantially concurrently with the commencement of the Tender Offers and the Consent Solicitations, the Company and WMH entered into a commitment letter with JPMorgan Chase Bank, N.A. (the “Commitment Party”), pursuant to which the Commitment Party has committed to provide, subject to the satisfaction of customary closing conditions, a secured bridge loan facility in an aggregate principal amount of up to $17.5 billion. The Offerors intend to finance the Tender Offers and the Consent Solicitations with the borrowings under the bridge facility (the “Bridge Facility”). If mutually agreed by WMH and the Commitment Party, and subject to certain conditions, the Bridge Facility may be increased by an amount such that the aggregate principal amount thereof does not exceed $20 billion.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K (including the exhibits attached hereto) contains certain “forward-looking statements.” Forward-looking statements include, without limitation, statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future, and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “continue,” “estimate,” “expect,” “intend,” “may,” “should,” “will” and “would” or similar words. These forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties and on information available to the Company as of the date hereof.

Forward-looking statements include, without limitation, statements about the benefits of the Separation Transaction, including future financial and operating results, the future company plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the abandonment of the Separation Transaction or pursuit of a different structure; risks that any of the conditions to the Separation Transaction may not be satisfied in a timely manner; risks that the anticipated tax treatment of the proposed Separation Transaction is not obtained; risks related to potential litigation brought in connection with the Separation Transaction; uncertainties as to the timing of the Separation Transaction; risks and costs related to the Separation Transaction, including risks relating to changes to the configuration of the Company’s existing businesses; the risk that implementing the Separation Transaction may be more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of the Company and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management time from ongoing business operations due to the Separation Transaction; failure to realize the benefits expected from the Separation Transaction; the final terms and conditions of the Separation Transaction, including the terms of any ongoing commercial agreements and arrangements between the WBD Companies following such Separation Transaction; the relationship between the WBD Companies following the Separation Transaction; the nature and amount of any indebtedness incurred by the WBD Companies; effects of the announcement, pendency or completion of the Separation Transaction on the ability of the Company to retain and hire key personnel and maintain relationships with its suppliers, and on its operating results and businesses generally; risks related to the potential impact of general economic, political and market factors on the Company as it implements the Separation Transaction; risks related to obtaining permanent financing to refinance the Bridge Facility on favorable terms in a timely manner or at all; and risks related to the Tender Offers and Consent Solicitations, including that the conditions to completion of the Tender Offers and Consent Solicitations, and funding under the Bridge Facility, are not satisfied.

The Company’s actual results could differ materially from those stated or implied, due to risks and uncertainties associated with its business, which include the risks related to the Separation Transaction, the Tender Offers and the Consent Solicitations. Discussions of additional risks and uncertainties are contained in the Company’s filings with the Securities and Exchange Commission, including but not limited to the Company’s most recent Annual Report on Form 10-K and reports on Form 10-Q and Form 8-K. The Company is not under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release of Warner Bros. Discovery, Inc., dated June 9, 2025 (Separation Transaction)
99.2	Press Release of Warner Bros. Discovery, Inc., dated June 9, 2025 (Tender Offer)
101	Inline XBRL Instance Document - the instance document does not appear in the Interactive Date File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2025	WARNER BROS. DISCOVERY, INC.

	By:	/s/ Gunnar Wiedenfels
	Name:	Gunnar Wiedenfels
	Title:	Chief Financial Officer